________________________________________________________________________________


DEAR SHAREHOLDERS:

Our report for CIGNA Investment Securities (the "Fund") covering the nine months ended September 30, 2003 follows.

MARKET SUMMARY

Fixed income markets, as represented by the Lehman Brothers Aggregate Bond Index, experienced their first quarterly decline since the fourth quarter of 1999 and returned -0.15%, resulting in a 3.78% return for the year-to-date. A combination of concerns about the impact of an economic recovery on interest rates, the lack of demand for relatively low yielding Treasuries, and the strength of the equity markets, resulted in a sharp rise in yields at the beginning of the quarter, followed by rates drifting lower in August and September. Over the quarter, the yield on the benchmark 10-year Treasury rose over 40 basis points (bps).

Investment-grade corporate bonds, as measured by the Lehman Brothers U.S. Credit Index, returned -0.14% for the quarter. On a relative basis, corporate bonds have outperformed Treasuries for the last eleven months. Corporate bonds continue to benefit from investor demand for yield, the ongoing recovery in corporate balance sheets, and the solid performance of the equity markets.

Lower-quality bonds performed well during the quarter, although not at the magnitude seen during the first half of the year. Consistent with improving credit fundamentals and equity stability, high yield credits outperformed investment-grade, with the Lehman Brothers High Yield Bond Index returning 2.77% for the quarter, bringing the year-to-date return up to 21.77%.

PERFORMANCE

Based on its net asset value, the Fund returned 0.50% for the third quarter and 6.24% for the year-to-date, outperforming the Lehman Brothers Aggregate Bond Index by 65 bps and 245 bps, respectively. The Fund continued to benefit from the allocation to high yield. Issue selection in telecommunications, especially in long-term holdings Deutsche Telekom, KPN and Sprint, also helped performance. Other sectors that performed well included media/cable, autos and Yankee banks in the German/Swiss financial sectors. The Fund's return, based on the market value of its shares traded on the New York Stock Exchange, was -2.42% for the third quarter and 4.28% for the year-to-date.

There has been no significant change to our overall allocation to corporate bonds over the quarter, as the Fund was approximately 12% overweight on a duration- adjusted basis. As a medium-term strategy we have

(continued on panel 4)

________________________________________________________________________________
CIGNA INVESTMENT SECURITIES
FINANCIAL SUMMARY
For the Nine Months Ended September 30 (Unaudited)
(In Thousands)
________________________________________________________________________________
                                                       2003              2002
                                          ------------------------------------
Net investment income                                $3,197            $2,940
Net realized and unrealized gain (loss)               2,317             2,214
Per share:
Net investment income                                 $0.67             $0.61
Dividends from net investment income                  $0.70             $0.76
Net asset value at end of period                     $19.19            $18.57

                                          ------------------------------------
________________________________________________________________________________
NET INVESTMENT INCOME PER SHARE
For the Nine Months Ended September 30 (Unaudited)

----------------------------------------------------------------------------------------------------------------------------
          2003                      2002                    2001                     2000                    1999
----------------------------------------------------------------------------------------------------------------------------
          $0.67                    $0.61                    $0.82                   $0.88                    $0.88

________________________________________________________________________________
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2003 (Unaudited)
(In Thousands)
________________________________________________________________________________


ASSETS:
Investments in securities at value                                                                                  $90,950
(Cost--$87,434)
Interest and dividends receivable                                                                                     1,043
Receivable for investments sold                                                                                         679
Investment for Trustees' deferred compensation plan                                                                     153
Receivable for forward currency contracts                                                                                99
Swap contracts receivable                                                                                                51
Other                                                                                                                     7
                                                                                                                 -----------
  Total assets                                                                                                       92,982
                                                                                                                 -----------
LIABILITIES:
Payable for investments purchased                                                                                       639
Deferred Trustees' fees payable                                                                                         153
Futures variation margin payable                                                                                        113
Advisory fees payable                                                                                                    47
Audit and legal fees payable                                                                                             33
Custodian fees payable                                                                                                   20
Shareholder reports payable                                                                                              16
Administrative services fees payable                                                                                     12
                                                                                                                 -----------
  Total liabilities                                                                                                   1,033
                                                                                                                 -----------
                                                                                                                    $91,949
NET ASSETS
                                                                                                                 ===========

NET ASSET VALUE PER SHARE
Applicable to 4,792 shares of $0.10                                                                                  $19.19
   par value capital stock outstanding
   (12,000 shares authorized)                                                                                    ===========


________________________________________________________________________________
CIGNA INVESTMENT SECURITIES
STATEMENT OF OPERATIONS AND CHANGE IN NET ASSETS
For the Nine Months Ended September 30, 2003 (Unaudited)
(In Thousands)
________________________________________________________________________________

INVESTMENT INCOME:
Interest and swap income                                                                                             $3,769
Dividend income                                                                                                          74
                                                                                                               -------------
                                                                                                                      3,843
                                                                                                               -------------

EXPENSES:
Investment advisory fees                                                                                  $349
Custodian fees                                                                                              89
Shareholder reports                                                                                         46
Administrative services fees                                                                                40
Auditing and legal fees                                                                                     35
Transfer agent fees                                                                                         33
Stock exchange fees                                                                                         20
Trustees' fees                                                                                              20
Other                                                                                                       14
                                                                                                     ----------
  Total Expenses                                                                                           646
                                                                                                     -----------  ----------
                                                                                                                      3,197
NET INVESTMENT INCOME
Net realized gain from investments                                                                                    1,968
Net realized gain from forward currency contracts                                                                        29
Net realized loss from futures contracts                                                                              (235)
Net unrealized depreciation on investments                                                                              598
Net unrealized depreciation on forward currency contracts                                                                97
Net unrealized appreciation on futures contracts                                                                      (140)
Net unrealized depreciation on swaps                                                                                      0
                                                                                                                   ---------
                                                                                                                      5,514
NET INCREASE IN NET ASSETS FROM OPERATIONS
                                                                                                                    (3,355)
Distributions to shareholders from net investment income
                                                                                                                   ---------
                                                                                                                      2,159
NET INCREASE IN NET ASSETS

NET ASSETS:
Beginning of period                                                                                                  89,790
                                                                                                                   ---------
End of period (includes undistributed net investment income of ($475))                                              $91,949
                                                                                                                   =========




________________________________________________________________________________


begun to shift our overweight in European obligations toward financial institutions and away from telecommunications credits.

In mortgage-backed securities (MBS), our selection of prepayment penalty bonds with better call protection than traditional pools continued to benefit the Fund. Our exposure to higher coupon paying securities (i.e., those with coupons above 6%) also had a positive impact. The decision to move to an underweight at the beginning of the quarter in July added value as well, as MBS encountered significant volatility with the rise in rates and extended durations. We remained underweight in U.S. Government Agency obligations based on our belief that other sectors offer better opportunities for value.

OUTLOOK

The economic recovery is progressing and entering a more vigorous growth phase, with real GDP (Gross Domestic Product) likely to expand above a 4% average rate over the next four quarters. We currently plan to maintain our underweight to U.S. Treasuries. Higher Treasury yields are expected to occur in the next six to 12 months as Treasury issuance increases.

We continue to overweight investment-grade corporate bonds due to our positive outlook. Rising profitability and the continued repair of corporate balance sheets have increased overall credit quality--a trend that should persist well into next year.

In the MBS sector, we have reduced our underweight allocation, but remain cautious. We believe that the MBS market is more at risk than the corporate market at this point in the interest rate cycle.

Sincerely,

/s/ Richard H. Forde

Richard H. Forde
CHAIRMAN OF THE BOARD AND PRESIDENT
CIGNA INVESTMENT SECURITIES

NOTE: THIS COMMENTARY IS NOT PART OF THE THIRD QUARTER REPORT TO SHAREHOLDERS.
________________________________________________________________________________
CIGNA Investment Securities is a closed-end, diversified management investment company that invests primarily in debt securities. The investment adviser is TimesSquare Capital Management, Inc., 280 Trumbull Street, Hartford, Connecticut 06103.

Shareholders may elect to have dividends automatically invested in additional shares of CIGNA Investment Securities by participating in the Automatic Dividend Investment Plan ("the Plan"). For a brochure describing this Plan or general inquiries about your account, contact EquiServe, P.O. Box 43011, Providence, RI 02940-3011 or you may call toll free 1-800-426-5523.

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 CIGNA

CIGNA Investment Securities             [CIGNA TREE LEAVES GRAPHIC APPEARS HERE]
3 Newton Executive Park, Suite 200
Newton, MA 02462

                                                                CIGNA INVESTMENT
                                                                      SECURITIES

--------------------                    ________________________________________
 PRESORTED STANDARD
    U.S. POSTAGE                                            THIRD QUARTER REPORT
       PAID                                                   SEPTEMBER 30, 2003
 SO. HACKENSACK, NJ
    PERMIT 750
--------------------




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